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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 19, 1999

                             THE J. JILL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-22480                04-2973769
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification No.)

25 Recreation Park Drive, Hingham, MA                                    02043
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:          (781) 740-2718
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ITEM 5.  OTHER EVENTS.

                  On November, 19, 1999 the Board of Directors of The J. Jill Group, Inc. (the "Company") amended the Company's By-Laws. A copy of the By-Laws as amended is set forth as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  EXHIBITS

         99.1 By-Laws of the Company, as amended.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE J. JILL GROUP, INC.




Date: November 24, 1999            By: /s/ Gordon R. Cooke
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                                       Gordon R. Cooke
                                       President and Chief Executive Officer